Exhibit No. 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                                     May 4, 2004

                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

                $446,000,000 (approximate) of Senior Certificates
           Wells Fargo Mortgage Backed Securities 2004-H Trust, Issuer
                Mortgage Pass-Through Certificates, Series 2004-H

Overview of the Offered Certificates

               Approximate     Expected        Initial       Estimated            Principal              Bond
                Principal       Credit       Pass-Through    Avg. Life             Payment              Reset     Expected
Certificates     Balance      Support (1)      Rate (2)      (yrs) (3)           Window (3)              Date     Ratings
------------   ------------   -----------    ------------    ---------   ---------------------------   --------   --------
    1A1        $223,000,000          2.45%           4.54%        2.93      June 2004-April 2011       May 2011   AAA/Aaa
    1A2         $83,000,000          2.45%           4.54%        0.75     June 2004-December 2005     May 2011   AAA/Aaa
    1A3         $33,000,000          2.45%           4.54%        2.00   December 2005-November 2006   May 2011   AAA/Aaa
    1A4        $107,000,000          2.45%           4.54%        4.93    November 2006-April 2011     May 2011   AAA/Aaa

(1)   Approximate level of credit support; final levels could change +/- 0.50%.

(2) Before the bond reset date, the Certificate rate will equal a per annum rate equal to the weighted average of the net rates for the mortgage loans. After the bond reset date, the Certificate rate will equal the lesser of 1 year CMT + 2.49% or the weighted average of the net rates for the mortgage loans.

(3) Assumes any principal balance on Group 1 certificates will be paid in full on the distribution date in the month of April 2011.

                           Features of the Transaction
--------------------------------------------------------------------------------

o Offering consists of senior certificates totaling approximately $446,000,000 expected to be rated AAA by two of either S&P, Moody's or Fitch.

o The expected amount of credit support for each group of senior certificates will be approximately 2.45% (+/- 0.50%).

o All collateral consists of adjustable rate mortgage loans with most set to mature within 20 through 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Home Mortgage, Inc.

o     The amount of senior certificates is approximate and may vary by up to 5%.

                                   Time Table
--------------------------------------------------------------------------------

Expected Settlement:                                                May 26, 2004
Cut-off Date:                                                        May 1, 2004
First Distribution Date:                                           June 25, 2004
Distribution Date:                                 25th of each month or the NBD

                                    Key Terms
--------------------------------------------------------------------------------

Issuer: WFMBS 2004-H Trust

Underwriter: Goldman, Sachs & Co.

Seller: Wells Fargo Asset Securities Corporation

Master Servicer: Wells Fargo Bank, NA

Trustee: Wachovia Bank, NA

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, for each Distribution Date, the lesser of (i) the aggregate Prepayment Interest Shortfall with respect to such Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating Interest is not paid on curtailments

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement

Interest Accrual: Prior calendar month

Clean Up Call: 10% of the Cut-off Date principal balance of the Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Structure: Senior/subordinate structure

Subordination: 2.45% (+/- 0.50%)

Expected Rating Agencies: Two of either S&P, Moody's or Fitch

Minimum Denomination: $25,000 for the Senior Certificates and a higher minimum for any IO Certificates

Delivery: Senior certificates - DTC

Record Date: Last business day of the preceding calendar month.

Delay Days: 24 day delay on all Certificates

Prepayment Assumption: 25% CPR

Interest Accrual: On a 30/360 basis. The calendar month preceding the month of each Distribution Date

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

o Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certicates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1 Certificates, the Class 1A2 Certificates, the Class 1A3 Certificates and the Class 1A4 Certificates (collectively, the "Senior Certificates"). In addition, for the first five years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Class A Certificates. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

Preliminary Collateral Description (approximate)                   All Loans
-------------------------------------------------------------   ---------------
Aggregate Principal Balance                                     $457,936,226.05
Average Loan Balance                                                   $455,205
California Percent                                                       55.884%
Cash out Refinance Percent                                               11.593%
Convertible ARM Percent                                                   0.000%
Co-Op Percent                                                             0.170%
Full Documentation Percent                                               60.382%
Gross Lifecap                                                             9.800%
Gross Margin                                                              2.750%
Gross WAC                                                                 4.800%
Interest Only Percent                                                    56.794%
Interest Rate Range                                                2.75% - 6.00%
Largest Individual Loan Balance                                      $2,000,000
Leasehold Properties Percent                                              0.111%
Master Servicing Fee                                                      0.010%
Mortgage Loan Cutoff Date                                              05/01/04
Net Lifecap                                                               9.550%
Net Margin                                                                2.500%
Pass Thru Rate                                                            4.550%
Pledged Assets Percent                                                    0.157%
Prepayment Penalty Percent                                                0.000%
Primary Residence Percent                                                95.268%
Relocation Percent                                                        4.306%
Servicing Fee                                                             0.250%
Single Family Detached Percent                                           88.641%
Single Largest ZIP Code Percent                                           1.182%
Temporary Buydown Percent                                                 0.100%
Total Refinance Percent                                                  56.520%
Uninsured > 80% LTV Percent                                               0.157%
WA Fico(1)                                                                  741
WA Months To Next Roll                                                       84
WALTV                                                                    68.089%
WAM (in months)                                                             359

(1) Does not include the Mortgage Loans for which FICO Scores are not available

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                                    WFMBS 04H
                       May 26th 2004/ Cut-off May 1st 2004
                         Prepared By Goldman Sachs & Co.



1. Summary Stats

Unpaid Principal Balance: 457,936,226.05
Unpaid Average Balance: 455,205.00
Gross WAC: 4.800
Weighted Average OLTV: 68.089
Weighted Average Orig WAM: 360
Weighted Average Remaining Term: 359
Weighted Average FICO: 741
Weighted Average Margin: 2.750
Weighted Average Months to First Adjustment Date: 83.37

2. CURRENT MORTGAGE INTEREST RATE

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
CURRENT MORTGAGE INTEREST RATE            Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
2.75%                                          1       $480,000.00         0.10%
3.25%                                          1        260,071.80         0.06
3.38%                                          1        470,442.09         0.10
3.63%                                          1        279,314.00         0.06
3.75%                                          3      1,160,800.00         0.25
3.88%                                          9      3,896,680.63         0.85
4.00%                                         10      5,163,453.64         1.13
4.13%                                         10      4,528,850.90         0.99
4.25%                                         23     10,656,184.86         2.33
4.38%                                         23      9,881,349.16         2.16
4.50%                                         69     32,023,786.61         6.99
4.63%                                        119     57,666,401.54        12.59
4.75%                                        190     86,230,444.11        18.83
4.88%                                        251    121,055,635.18        26.44
5.00%                                        140     59,350,801.18        12.96
5.13%                                         88     38,804,870.82         8.47
5.25%                                         27     11,297,622.66         2.47
5.38%                                         24      8,712,666.92         1.90
5.50%                                          8      3,572,057.97         0.78
5.63%                                          4      1,020,883.34         0.22
5.75%                                          3        872,051.61         0.19
6.00%                                          1        551,857.03         0.12
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

3. DOCUMENTATION LEVELS

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
DOCUMENTATION LEVELS                      Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
Full Documentation                           585   $276,512,000.30        60.38%
Asset Verification                           308    123,817,662.97        27.04
Income Verification                           66     36,563,425.50         7.98
No Documentation                              47     21,043,137.28         4.60
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

--------------------------------------------------------------------------------

*Percentages in tables are percentage of total aggregate unpaid principal balance * This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral termsheets relating to the mortgage loans previously provided by Goldman,Sachs & Co.

4. REMAINING TERM TO STATED MATURITY

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
REMAINING TERM TO STATED MATURITY         Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
239                                            1       $822,684.91         0.18%
299                                            1        191,600.00         0.04
349                                            1        227,246.07         0.05
352                                            1        395,000.00         0.09
355                                            3      1,246,130.91         0.27
356                                            5      2,067,503.37         0.45
357                                            1        252,851.00         0.06
358                                           14      6,506,605.66         1.42
359                                          564    253,153,654.15        55.28
360                                          415    193,072,949.98        42.16
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

5. YEAR OF ORIGINATION

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
YEAR OF ORIGINATION                       Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
2003                                          10     $3,935,880.35         0.86%
2004                                         996    454,000,345.70        99.14
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

6. PROPERTY TYPES

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
PROPERTY TYPES                            Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
Single Family dwellings                      871   $405,918,234.00        88.64%
Low Rise Condo                                95     34,920,910.41         7.63
High Rise Condo                               23     10,684,924.48         2.33
2-4 Family Homes                               9      4,055,895.02         0.89
PUD-Detached                                   6      1,578,062.14         0.34
Cooperative Units                              2        778,200.00         0.17
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

7. GEOGRAPHIC AREAS

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
GEOGRAPHIC AREAS                          Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
AL                                             2       $399,340.00         0.09%
AR                                             1        500,000.00         0.11
AZ                                            15      5,685,638.20         1.24
CA                                           497    255,911,591.60        55.88
CO                                            31     13,638,177.41         2.98
CT                                             7      3,147,448.93         0.69
DC                                            11      4,539,058.30         0.99
DE                                             2      1,482,770.41         0.32
FL                                            51     16,979,682.83         3.71
GA                                            23      9,091,904.82         1.99
IA                                             2        823,500.15         0.18
ID                                             1        178,000.00         0.04
IL                                            30     14,714,213.54         3.21
IN                                             2        552,400.00         0.12
KY                                             3        683,783.99         0.15
LA                                             3        811,920.00         0.18
MA                                            18      8,127,892.06         1.77
MD                                            24     10,464,484.47         2.29
ME                                             1        400,000.00         0.09
MI                                            14      4,968,564.43         1.08
MN                                            25     11,401,220.47         2.49
MO                                            10      4,155,054.19         0.91
NC                                            14      6,751,990.00         1.47
ND                                             2        518,000.00         0.11
NE                                             4      1,743,950.00         0.38
NH                                             1        431,468.82         0.09
NJ                                            38     17,957,008.58         3.92
NM                                             3        970,923.64         0.21
NV                                            10      3,115,265.51         0.68
NY                                            18      9,090,251.56         1.99
OH                                            13      4,225,749.87         0.92
OK                                             1        107,920.00         0.02
OR                                             7      1,435,883.00         0.31
PA                                             3      1,114,698.65         0.24
SC                                            11      3,651,993.00         0.80
SD                                             1        113,800.00         0.02
TN                                             6      1,983,690.73         0.43
TX                                            13      4,402,802.11         0.96
UT                                             2        414,145.88         0.09
VA                                            57     20,901,502.22         4.56
WA                                            24      7,978,180.70         1.74
WI                                             5      2,370,355.98         0.52
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

--------------------------------------------------------------------------------

*Percentages in tables are percentage of total aggregate unpaid principal balance * This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral termsheets relating to the mortgage loans previously provided by Goldman,Sachs & Co.

8. RANGE OF ORIGINAL LOAN-TO-VALUE

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
RANGE OF ORIGINAL LOAN-TO-VALUE           Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
50.00% or less                               108    $54,211,474.18        11.84%
50.01% - 55.00%                               42     22,983,233.88         5.02
55.01% - 60.00%                               55     33,315,800.31         7.28
60.01% - 65.00%                               82     43,206,919.69         9.44
65.01% - 70.00%                              143     65,117,511.07        14.22
70.01% - 75.00%                              129     62,843,409.15        13.72
75.01% - 80.00%                              433    171,655,726.95        37.48
80.01% - 85.00%                                2        641,668.67         0.14
85.01% - 90.00%                                5      2,010,335.47         0.44
90.01% - 95.00%                                7      1,950,146.68         0.43
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

9. RANGE OF FICO SCORES

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
RANGE OF FICO SCORES                      Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
Not Avaliable                                  1       $300,000.00         0.07%
601-650                                       19      9,038,750.22         1.97
651-700                                      162     75,153,512.37        16.41
701-750                                      332    151,585,288.05        33.10
751-800                                      469    213,347,051.04        46.59
801-850                                       23      8,511,624.37         1.86
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

10. RANGE OF ORIGINAL PRINCIPAL BALANCES

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
RANGE OF ORIGINAL PRINCIPAL BALANCES      Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
Less than or equal to $200,000               100    $15,162,528.98         3.31%
$200,001 - $250,000                           51     11,658,609.59         2.55
$250,001 - $300,000                           61     16,962,355.29         3.70
$300,001 - $350,000                           68     22,202,271.27         4.85
$350,001 - $400,000                          142     53,306,094.67        11.64
$400,001 - $450,000                          121     51,803,147.68        11.31
$450,001 - $500,000                          110     52,575,690.19        11.48
$500,001 - $550,000                           88     46,368,295.09        10.13
$550,001 - $600,000                           69     39,680,695.13         8.67
$600,001 - $650,000                           87     55,188,543.97        12.05
$650,001 - $700,000                           26     17,817,830.32         3.89
$700,001 - $750,000                           14     10,158,236.88         2.22
$750,001 - $800,000                            6      4,718,916.78         1.03
$800,001 - $850,000                           12      9,867,996.52         2.15
$850,001 - $900,000                           13     11,332,748.54         2.47
$900,001 - $950,000                            7      6,488,000.00         1.42
$950,001 - $1,000,000                         28     27,646,109.52         6.04
Over $1,000,001                                3      4,998,155.63         1.09
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

11. ORIGINATORS

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
ORIGINATORS                               Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
WFHM Affiliate                               912   $416,679,580.30        90.99%
Other Originators                             94     41,256,645.75         9.01
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

--------------------------------------------------------------------------------

*Percentages in tables are percentage of total aggregate unpaid principal balance * This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral termsheets relating to the mortgage loans previously provided by Goldman,Sachs & Co.

12. PURPOSES

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
PURPOSES                                  Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
Rate/Term Refinance                          401   $205,737,960.52        44.93%
Purchase                                     480    199,109,039.72        43.48
Equity Take Out Refinance                    125     53,089,225.81        11.59
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

13. OCCUPANCY TYPES

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
OCCUPANCY TYPES                           Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
Primary Residence                            951   $436,264,616.03        95.27%
Second Home                                   55     21,671,610.02         4.73
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

14. MONTHS TO FIRST ADJUSTMENT DATE

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
MONTHS TO FIRST ADJUSTMENT DATE           Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
73                                             1       $227,246.07         0.05%
76                                             1        395,000.00         0.09
79                                             3      1,246,130.91         0.27
80                                             5      2,067,503.37         0.45
81                                             1        252,851.00         0.06
82                                            14      6,151,351.72         1.34
83                                           565    254,340,393.00        55.54
84                                           416    193,255,749.98        42.20
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

15. RATE CEILINGS

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
RATE CEILINGS                             Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
7.75%                                          1       $480,000.00         0.10%
8.25%                                          1        260,071.80         0.06
8.38%                                          1        470,442.09         0.10
8.63%                                          1        279,314.00         0.06
8.75%                                          3      1,160,800.00         0.25
8.88%                                          9      3,896,680.63         0.85
9.00%                                         10      5,163,453.64         1.13
9.13%                                         10      4,528,850.90         0.99
9.25%                                         23     10,656,184.86         2.33
9.38%                                         23      9,881,349.16         2.16
9.50%                                         69     32,023,786.61         6.99
9.63%                                        119     57,666,401.54        12.59
9.75%                                        190     86,230,444.11        18.83
9.88%                                        251    121,055,635.18        26.44
10.00%                                       140     59,350,801.18        12.96
10.13%                                        88     38,804,870.82         8.47
10.25%                                        27     11,297,622.66         2.47
10.38%                                        24      8,712,666.92         1.90
10.50%                                         8      3,572,057.97         0.78
10.63%                                         4      1,020,883.34         0.22
10.75%                                         3        872,051.61         0.19
11.00%                                         1        551,857.03         0.12
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

--------------------------------------------------------------------------------

*Percentages in tables are percentage of total aggregate unpaid principal balance * This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral termsheets relating to the mortgage loans previously provided by Goldman,Sachs & Co.

16. GROSS MARGIN

                                                                     Percentage
                                                                       of Total
                                                         Aggregate    Aggregate
                                                            Unpaid       Unpaid
                                                         Principal    Principal
GROSS MARGIN                              Number           Balance      Balance
---------------------------------------   ------   ---------------   ----------
2.75%                                      1,006   $457,936,226.05       100.00%
---------------------------------------   ------   ---------------   ----------
Total:                                     1,006   $457,936,226.05       100.00%

--------------------------------------------------------------------------------

*Percentages in tables are percentage of total aggregate unpaid principal balance * This information is furnished solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement relating to the securities and supersedes all information contained in all prior collateral termsheets relating to the mortgage loans previously provided by Goldman,Sachs & Co.